File No. 333-______

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 16, 2015

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.   [   ]

Post-Effective Amendment No.  [   ]

JNL Variable Fund LLC
(Exact Name of Registrant as Specified in Charter)

(517) 381-5500
(Registrant’s Area Code and Telephone Number)

225 West Wacker Drive
Suite 1200
Chicago, Illinois 60606
(Address of Principal Executive Offices and Mailing Address)

With copies to:

SUSAN S. RHEE, ESQ. JNL Variable Fund LLC Vice President, Counsel & Secretary 1 Corporate Way Lansing, Michigan 48951	DIANE E. AMBLER, ESQ. K&L Gates LLP 1601 K Street, N.W. Washington, DC 20006

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on February 19, 2015 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class A and Class B shares of beneficial interest in the series of the registrant designated as the JNL/Mellon Capital JNL 5 Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-68105 and 811-09121).

JNL VARIABLE FUND LLC

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Contract Owners

Notice of Special Meeting

Information Statement

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

February 19, 2015

Dear Contract Owner:

Enclosed is a notice of a Special Meeting of Members of the JNL/Mellon Capital JNL Optimized Fund (the “JNL Optimized 5 Fund” or the “Acquired Fund”), a series of JNL Variable Fund LLC (the “VF LLC”).  The Special Meeting of Members of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on April 2, 2015 at 9:30 a.m., Eastern Time (the “Meeting”).  At the Meeting, the members of the Acquired Fund will be asked to approve the proposal described below.

The VF LLC’s Board of Managers (the “Board”) called the Meeting to request member approval of the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/Mellon Capital JNL 5 Fund, a series of the VF LLC (the “Acquiring Fund”).

The Board, after careful consideration, approved this proposal. After considering the recommendation of Jackson National Asset Management, LLC (“JNAM”), the investment adviser to the Funds, the Board concluded that: (i) the reorganization will benefit the members of each Fund; (ii) the reorganization is in the best interests of each Fund; and (iii) the interests of the members of each Fund will not be diluted as a result of the reorganization.

Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC (“JNAM”), and each is sub-advised by an investment sub-adviser.  If the Reorganization is approved and implemented, each person that invests indirectly in an Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.

Effective April 24, 2015 (the “Closing Date”), it is expected that you will indirectly own shares in the Acquiring Fund equal in dollar value to your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization does not alter your rights under your contract or the obligations of the insurance company that issued the contract. Although the Reorganization is not expected to be a tax-free reorganization for Federal income tax purposes, the VF LLC believes that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization.

An owner of an annuity contract or certificate that participates in the Acquired Fund through the investment divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”), is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on February 6, 2015.  The attached Notice of Special Meeting of Members and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting.  Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Mark D. Nerud
President and Chief Executive Officer
JNL Variable Fund LLC

JNL VARIABLE FUND LLC

JNL/Mellon Capital JNL Optimized 5 Fund

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

NOTICE OF SPECIAL MEETING OF MEMBERS
TO BE HELD ON APRIL 2, 2015

To the Members:

NOTICE IS HEREBY GIVEN that a Special Meeting of Members of the JNL/Mellon Capital JNL Optimized 5 Fund (the “JNL Optimized 5 Fund” or the “Acquired Fund”) will be held on April 2, 2015, at 9:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.
To approve the Plan of Reorganization, adopted by the VF LLC’s Board of Managers, which provides for the reorganization of the JNL Optimized 5 Fund into the JNL/Mellon Capital JNL 5 Fund, also a series of the VF LLC.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card.  The record date for determining the number of shares outstanding, the members entitled to vote and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on March 31, 2015.  If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope.  You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions.  If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The Board recommends that you vote or provide voting instructions to vote FOR the proposals.

By order of the Board,

Mark D. Nerud
President & Chief Executive Officer

February 19, 2015
Lansing, Michigan

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

INFORMATION STATEMENT
REGARDING A SPECIAL MEETING OF MEMBERS OF

JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND
A SERIES OF THE JNL VARIABLE FUND LLC

TO BE HELD ON APRIL 2, 2015

DATED:  February 19, 2015

GENERAL

This Information Statement is being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of February 27, 2015 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the JNL/Mellon Capital JNL Optimized 5 Fund (the “JNL Optimized 5 Fund” or “Acquired Fund”), a series of JNL Variable Fund LLC (the “VF LLC”).

The VF LLC is organized as a Delaware limited liability company and is registered with the SEC as an open-end management investment company. Under Delaware law and the VF LLC’s Certificate of Formation and Operating Agreement, the management of the business and affairs of the VF LLC is the responsibility of the Board of Managers of the VF LLC.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of member of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”).  The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a corresponding series of the VF LLC that a Contract Owner should know before completing the enclosed voting instruction card.

This Information Statement and the accompanying voting instruction card are being mailed to Contract Owners on or about February 20, 2015.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope.  Contract Owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions.  An Insurance Company will vote Shares attributable to Contracts for which the Insurance Company is the Contract Owner “FOR” the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company

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receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting.  If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion.  Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the VF LLC.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, telegraph, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.  The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.

It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com. [to confirm phone number and website.]

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PROXY STATEMENT

for

JNL/Mellon Capital JNL Optimized 5 Fund, a series of JNL Variable Fund LLC

and

PROSPECTUS

for

JNL/Mellon Capital JNL 5 Fund, a series of JNL Variable Fund LLC

Dated
February 19, 2015

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of February 27, 2015, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Mellon Capital JNL Optimized 5 Fund (the “JNL Optimized 5 Fund” or the “Acquired Fund”), a series of JNL Variable Fund LLC (the “VF LLC”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other members that were invested in the Acquired Fund as of February 27, 2015.  Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Managers of the VF LLC (the “Board”) of proxies to be used at the Special Meeting of Members of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on April 2, 2015, at 9:30 a.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Members Entitled to Vote on the Proposal
1.    To approve the Plan of Reorganization, adopted by the VF LLC’s Board of Managers, which provides for the reorganization of the JNL Optimized 5 Fund into the JNL/Mellon Capital JNL 5 Fund (the “JNL 5 Fund”), also a series of the VF LLC.
Members of the JNL Optimized 5 Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”  The JNL 5 Fund is herein referred to as the “Acquiring Fund.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about the VF LLC has been filed with the SEC and is available upon oral or written request without charge.  This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about February 20, 2015.  It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the VF LLC.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.
The Prospectus and Statement of Additional Information of the VF LLC, each dated April 28, 2014, as supplemented, with respect to the JNL Optimized 5 Fund and the JNL 5 Fund (File Nos. 333-68105 and 811-09121);

2.	The Annual Report to Members of the VF LLC with respect to the JNL Optimized 5 Fund and the JNL 5 Fund for the fiscal year ended December 31, 2013 (File Nos. 333-68105 and 811-09121);

3.	The Semi-Annual Report to Members of the VF LLC with respect to the JNL Optimized 5 Fund and the JNL 5 Fund for the period ended June 30, 2014 (File Nos. 333-68105 and 811-09121);

4.	The Statement of Additional Information dated February 19, 2015, relating to the Reorganization (File No. 333-_____).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in the VF LLC’s Annual Report listed above, which has been furnished to Contract Owners.  Contract Owners may request another copy thereof, without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by writing the JNL Variable Fund LLC Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

The VF LLC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review information about the VF LLC at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices:  New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1961 Stout Street, Suite 1700, Denver, Colorado 80294; Los Angeles Regional Office, 444 South Flower Street, Suite 900, Los Angeles, California 90071; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA  02110; Philadelphia Regional Office, One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA  19103; Atlanta Regional Office, 950 East Paces Ferry, N.E., Suite 900, Atlanta, GA  30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX  76102; Salt Lake Regional Office, 15 S. West Temple Street, Suite 6100, Salt Lake City, UT  84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Reports and other information about the VF LLC are available on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

This Proxy Statement/Prospectus is soliciting members with amounts invested in the Acquired Fund as of February 27, 2015 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds”)

The Acquired Fund’s shares are divided into two classes, designated Class A and Class B shares (“Acquired Fund Shares”).  The Acquiring Fund’s shares also are divided into two classes, designated Class A and Class B shares (“Acquiring Fund Shares”).  The rights and preferences of each class of Acquiring Fund Shares are identical to the class of Acquired Fund Shares.

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the members (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), investment policies, strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below.  The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Fund” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

Subject to member approval, the Reorganization is expected to be effective as of the close of business on April 24, 2015, or on a later date the VF LLC decides upon (the “Closing Date”).  As a result of the Reorganization, each member invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Each Contract Owner whose Contract values are invested in the JNL Optimized 5 Fund would indirectly hold, immediately after the Closing Date, shares of the JNL 5 Fund having an aggregate value equal to the aggregate value of the JNL Optimized 5 Fund shares, as applicable, that were indirectly held by the Contract Owner as of the Closing Date.  The VF LLC believes that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization.  Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The VF LLC’s Board of Managers (the “Board”) unanimously approved the Plan of Reorganization with respect to the JNL Optimized 5 Fund.  Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s members.  In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were a direct or indirect holder on the Record Date (as defined under “Voting Information”).  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally.  The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL 1:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE JNL OPTIMIZED 5 FUND INTO THE JNL 5 FUND.

Proposal 1 requests the approval of JNL Optimized 5 Fund members of the Plan of Reorganization pursuant to which the JNL Optimized 5 Fund will be reorganized into the JNL 5 Fund.

In considering whether you should approve this Proposal, you should note that:

•	The Funds have similar investment objectives. The JNL Optimized 5 Fund seeks capital appreciation, while the JNL 5 Fund seeks total return through capital appreciation and dividend income.

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In addition to having similar investment objectives, the Funds employ similar principal investment strategies in seeking to achieve those objectives.  Both Funds invest in the common stocks of companies that are identified by a model based on five separate specialized strategies, and each Fund relies on its sub-adviser to identify and evaluate companies that represent the best potential investments.  However, each Fund does not use the same five strategies.  Each Fund identifies investments using the Global 15 Strategy and the 25 Strategy.  The Global 15 Strategy invests in the common stocks of certain dividend-paying companies which are components of the Dow Jones Industrial Average (“DJIA”), the Financial Times Ordinary Index and the Hang Seng Index, and the 25 Strategy invests in the common stocks of 25 dividend-paying companies selected from a subset of the stocks listed on the New York Stock Exchange (“NYSE”).  The JNL Optimized 5 Fund also employs the Nasdaq 25 Strategy, which invests in the common stocks of 25 companies that are expected to have a potential for capital appreciation and are selected from stocks included in the Nasdaq-100 Index, the Value Line 30 Strategy, which invests in the common stocks of companies that rank well with respect to a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise, and the European 30 Strategy, which invests in the common stocks of 30 companies that may be out of favor or undervalued and are selected from the MSCI Europe Index.  The JNL 5 Fund, on the other hand, employs the Dow 10 Strategy, which invests in the common stock of the ten companies included in the DJIA which have the highest indicated annual dividend yields, the S&P 10 Strategy, which invests in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500® Index, and the Select Small-Cap Strategy, which invests in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the NYSE or the Nasdaq Stock Market.  For a detailed comparison of the each Fund’s principal investment strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

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The Funds also have substantially similar risk profiles.  Each Fund’s principal risks include foreign regulatory risk, foreign securities risk, limited management, trading cost and rebalance risk, market risk and non-diversification risk.  The JNL Optimized 5 Fund, however, also is subject to small cap investment risk, while the JNL 5 Fund generally is not.  For a detailed comparison of the each Fund’s risks, see “Comparison of Principal Risk Factors” below.

•
Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) serves as the investment adviser and administrator for the Funds and would continue to manage and administer the JNL 5 Fund after the Reorganization.  JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the VF LLC’s Board of Managers, to appoint, dismiss and replace each Fund’s sub-adviser(s) and to amend the advisory agreements between JNAM and the sub-advisers without obtaining member approval.  However, any amendment to an advisory agreement between JNAM and the VF LLC that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to members for approval.  JNAM has appointed Mellon Capital Management Corporation (“Mellon Capital”) to manage the assets of the JNL Optimized 5 Fund. JNAM has also appointed Mellon Capital to manage the assets of the JNL 5 Fund.  It is anticipated that Mellon Capital will continue to advise the JNL 5 Fund after the Reorganization.  For a detailed description of the Adviser and the JNL 5 Fund’s sub-adviser, please see “Additional Information about the Acquiring Fund - The Adviser” and “- The Sub-Adviser” below.

•
The JNL Optimized 5 Fund and JNL 5 Fund had net assets of approximately $465.2 million and $3,533.3 million, respectively, as of June 30, 2014.  Thus, if the Reorganization had been in effect on that date, the combined Fund would have had net assets of approximately $3,998.4 million.

•
Class A members of the JNL Optimized 5 Fund will receive Class A shares of the JNL 5 Fund, and Class B members of the JNL Optimized 5 Fund will receive Class B shares of the JNL 5 Fund, pursuant to the Reorganization.  Members will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Funds” below for more information.

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It is estimated that the total annual fund operating expense ratios for the JNL 5 Fund’s Class A and Class B shares, following the Reorganization, will be lower than those of the JNL Optimized 5 Fund’s Class A and Class B shares, respectively.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
Both Funds are subject to the same management fee schedule with a maximum management fee equal to an annual rate of 0.34% of average daily net assets.  However, the JNL 5 Fund paid a lower management fee as a percentage of average daily net assets for the year ended December 31, 2013, than the JNL Optimized 5 Fund because the JNL 5 Fund had greater net assets. In addition, both Funds pay an administrative fee to JNAM as administrator to the Fund at the rate of 0.15% of the Fund’s average daily net assets.  For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

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Following the Reorganization, the combined Fund will be managed in accordance with the investment objective, policies and strategies of the JNL 5 Fund.  It is not expected that the JNL 5 Fund will revise any of its investment policies following the Reorganization to reflect those of the JNL Optimized 5 Fund.  JNAM has reviewed each Fund’s current portfolio holdings and determined that although some of the JNL Optimized 5 Fund’s holdings are consistent with the investment strategies of the JNL 5 Fund, many of the JNL Optimized 5 Fund’s current holdings do not meet the JNL 5 Fund’s investment screens.  It is currently anticipated that a majority of the JNL Optimized 5 Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the JNL 5 Fund’s investment screens. Although any sale of portfolio investments in connection with the Reorganization will be conducted in an orderly manner, the need for the Fund to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Fund’s realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs (which also could be significant) that otherwise would not have been incurred.

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The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by JNAM.  The JNL Optimized 5 Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $164,000.  No sales or other charges will be imposed on Contract owners in connection with the Reorganization.  Please see “Additional Information about the Reorganizations” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred by its shares for the fiscal year ended December 31, 2013.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2013.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	JNL Optimized 5 Fund		JNL 5 Fund		Pro Forma JNL 5 Fund
	Class A	Class B	Class A	Class B	Class A	Class B
Management Fee	0.29%	0.29%	0.27%	0.27%	0.27%	0.27%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.00%	0.20%	0.00%	0.20%	0.00%
Other Expenses1	0.19%	0.19%	0.17%	0.17%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.68%	0.48%	0.64%	0.44%	0.63%	0.43%
1  “Other Expenses” include an Administrative Fee of 0.15% payable to JNAM.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:

•	You invest $10,000 in a Fund;
•	Your investment has a 5% annual return;
•	Each Fund’s operating expenses remain the same as they were as of December 31, 2013; and
•	You redeem your investment at the end of each time period.
•	Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
JNL Optimized 5 Fund
Class A	$69	$218	$379	$847
Class B	$49	$154	$269	$604
JNL 5 Fund
Class A	$65	$205	$357	$798
Class B	$45	$141	$246	$555
Pro Forma JNL 5 Fund, as of 12/31/2013
Class A	$64	$202	$351	$786
Class B	$44	$138	$241	$542

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended December 31, 2013, the portfolio turnover rates for the JNL Optimized 5 Fund and JNL 5 Fund were 65% and 59% for Class A, and for Class B, were 65% and 59%, respectively, of the average value of the respective Fund.

Comparison of Investment Adviser and Sub-Adviser

The following table compares the investment adviser and sub-adviser of the JNL Optimized 5 Fund with those of the JNL 5 Fund.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund
Investment Adviser Jackson National Asset Management, LLC Sub-Adviser Mellon Capital Management Corporation (“Mellon Capital”)	Investment Adviser Jackson National Asset Management, LLC Sub-Adviser Mellon Capital

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the JNL 5 Fund with those of the JNL Optimized 5 Fund.  The Board may change the investment objective of a Fund without a vote of the Fund’s members.  For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund
Investment Objective The investment objective of the JNL 5 Fund is total return through capital appreciation and dividend income.	Investment Objective The investment objective of the JNL Optimized 5 Fund is capital appreciation.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund
Principal Investment Strategies
The JNL 5 Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

•     20% in the DowSM 10 Strategy, a dividend yielding strategy;
•     20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
•     20% in the Global 15 Strategy, a dividend yielding strategy;
•     20% in the 25 Strategy, a dividend yielding strategy; and
•     20% in the Select Small-Cap Strategy, a small capitalization strategy.

Principal Investment Strategies
The JNL Optimized 5 Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

•     25% in the Nasdaq® 25 Strategy;
•     25% in the Value Line® 30 Strategy;
•     24% in the European 30 Strategy;
•     14% in the Global 15 Strategy; and
•     12% in the 25 Strategy.

While each of these specialized strategies seeks to provide an above average total return or capital appreciation, each specialized strategy follows a different principal investment strategy.  The allocation is intended to optimize each strategy.

The securities for each strategy are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1 of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.  The Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation.

Same.
Between the January 1st Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the five specialized strategies in approximately the same proportion that such stocks are then held in the Fund (determined based on market value).

Same.
Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), limit the ability of the JNL 5 Fund to invest more than 5% of the JNL 5 Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the JNL 5 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions.
Same.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund
Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities. In addition, certain provisions of the 1940 Act and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.
The Dow 10 Strategy

The Dow 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average (“DJIA”) which have the highest indicated annual dividend yields. The ten companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1st of each year.

The ten companies are chosen on each Stock Selection Date as follows:

•     The Sub-Adviser determines the dividend yield on each common stock in the DJIA on the Stock Selection Date; and
•     The Sub-Adviser allocates approximately equal amounts of the Dow 10 Fund to the ten companies in the DJIA that have the highest dividend yield; and
•     The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

The Nasdaq 25 Strategy

The Nasdaq 25 Strategy seeks to achieve its objective by investing in the common stocks of the 25 companies that are expected to have a potential for capital appreciation. The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the Nasdaq-100 Index®. The 25 companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1 of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company. Companies which, as of the Stock Selection Date, Nasdaq has announced will be removed from the Nasdaq-100 Index® will be removed from the universe of securities from which the Nasdaq 25 Fund stocks are selected. The 25 companies held by the Fund are selected on each Stock Selection Date through the following multi-step process from the stocks listed on the Nasdaq-100 Index.

•     First, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 75 stocks with the highest ratio of cash flow per share to stock price are selected;
•     From the selected companies, the Sub-Adviser calculates the one-year change in cash flow per share divided by the stock price. Stocks are ranked by this ratio from highest to lowest. The top 50 stocks are selected;
•     Next, the Sub-Adviser ranks the stocks based on prior six-month price appreciation. The top 25 companies are selected; and
•     The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 10% of the portfolio on each “Stock Selection Date.” These securities will be adjusted on a proportional basis to accommodate this constraint.

The S&P® 10 Strategy

The S&P 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

The S&P 10 Strategy is determined as follows:

•     The Sub-Adviser ranks the companies in the S&P 500® Index by market capitalization;
•     The Sub-Adviser selects half of the companies in the S&P 500® Index with the largest market capitalization;
•     From the selected companies, the Sub-Adviser selects the half with the lowest price to sales ratio;
•     From the selected companies, the Sub-Adviser selects the ten common stocks with the greatest one-year price appreciation;
•     The Sub-Adviser allocates approximately equal amounts of the S&P 10 Strategy to the selected ten companies; and
•     The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Companies which, as of the Stock Selection Date, S&P has announced will be removed from the S&P 500® Index will be removed from the universe of securities from which the S&P 10 Fund stocks are selected.

The European 30 Strategy

The European 30 Strategy seeks to achieve its objective by investing in the common stock of 30 companies selected from the MSCI Europe Index.  The European 30 Strategy seeks to uncover companies that may be out of favor or undervalued.

As of December 1, 2013, the MSCI Europe Index consists of stocks from the following 15 developed markets: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The population of stocks is divided in to the following country groupings:

1.    United Kingdom;
2.    Austria, Germany, the Netherlands, and Switzerland;
3.    Denmark, Finland, Norway, Sweden; and
4.    Belgium, France, Ireland, Italy, Portugal, and Spain.

The European 30 Strategy is determined as follows:

•     The first screen evaluates the volatility of stocks in the population.  The Sub-Adviser calculates the coefficient of variation of each stock for the prior 90 days.  The coefficient of variation is the standard deviation of a stock’s price.  Stocks with a lower coefficient of variation are considered less volatile.  The 90 stocks with the least volatility as measured by this screen are selected from each country grouping.
•     The second screen evaluates the degree of efficiency of the company’s asset management.  The Sub-Adviser ranks the remaining stocks based on forward-looking return on equity (“FROE”) calculated as the analysts’ (independent analysts’ covering the stock) consensus estimate of each company’s earnings for the next year divided by the company’s equity.  The 60 stocks with the highest FROE are selected from each country grouping.
•     The last screen ranks companies based on a valuation model. The Sub-Adviser allocates approximately equal amounts of the Fund’s investments to the 30 companies with the best

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund

valuation based on the Edward Bell Ohlson (“EBO”) valuation to price ratio.  The number of companies selected from each country grouping is based on the aggregate market capitalization of each country grouping relative to the total market capitalization on the Stock Selection Date. The final selections from each grouping are made from the highest rated stocks based on the EBO valuation to price ratio.
•     The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Companies which, as of the Stock Selection Date, MSCI has announced will be removed from the MSCI Europe Index will be removed from the universe of securities from which the European 30 Strategy stocks are selected.

The Global 15 Strategy

The Global 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies which are components of the DJIA, the Financial Times Ordinary Index (“FT30 Index”) and the Hang Seng Index. The Global 15 Fund consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest dividend yields in their respective index. The fifteen companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1st of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company. The fifteen companies are chosen on each Stock Selection Date as follows:

•     The Sub-Adviser determines the dividend yield on each common stock in the DJIA, the FT30 Index and the Hang Seng Index;
•     The Sub-Adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest dividend yield in the respective index;
•     Out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Fund to the common stocks of the 5 companies in each index with the lowest price per share; and
•     The Sub-Adviser reviews the liquidity profile of
The Global 15 Strategy Same.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund
the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity in each index.
The 25 Strategy

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The 25 companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1st of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company. Companies which, as of the Stock Selection Date, will be removed from the NYSEwill be removed from the universe of securities from which the 25 Fund stocks are selected.
The 25 companies are selected through the following five-step process on each Stock Selection Date:
•     The Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, limited liability companies, other companies that share similar tax structures and treatments, or any stock included in the Dow Jones Industrial Average);
•     Those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;
•     Those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;
•     From the remaining 75 stocks, the Sub-Adviser eliminates the 50 highest dividend-yielding stocks and selects the remaining25 companies;
•     The Sub-Adviser allocates approximately equal amounts of the 25 Fund to the 25 companies selected for the portfolio; and
•     The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

The 25 Strategy Same.
The Select Small-Cap Strategy	The Value Line 30 Strategy

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund

Principal Investment Strategies.  Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization (“small cap”) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (“NYSE”) or The Nasdaq Stock Market (“Nasdaq”) on each Stock Selection Date.  The population of securities from which the Strategy’s stocks are selected is limited to stocks within a specific market capitalization range.  The Sub-Adviser will adjust these requirements on each Stock Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

Companies which, as of the Stock Selection Date, will be removed from the NYSE and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select-Small-Cap Strategy stocks are selected.

The Select Small-Cap Strategy consists of a portfolio of 100 companies selected through the following process on each Stock Selection Date:

•     The Sub-Adviser selects all U.S. traded common stocks which trade on the NYSE or Nasdaq (excluding American Depository Receipts, mineral and oil royalty trusts, limited partnerships, limited liability companies, or other companies that share similar tax structures and treatments);
•     From those companies, the Sub-Adviser then selects only those companies which have a market capitalization within the applicable range;
•     From the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;
•     Next, from the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;
•     The Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;
•     From the remaining list, the Sub-Adviser selects the 100 companies with the greatest price appreciation in the last 12 months (highest to lowest);
•     The Select Small-Cap Fund purchases the selected 100 companies, allocating its assets among them in proportion to the relative market capitalization of each company; and
•     The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will removed the illiquid securities that

The Value Line 30 Strategy seeks to achieve its objective by investing in the common stocks of 30 companies that Value Line® gives a #1 ranking for “TimelinessTM”. The 30 companies are selected each year by the Sub-Adviser based on certain positive financial attributes. Value Line® ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given Value Line’s #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line®. Value Line® bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The 30 companies are chosen only once annually from the 100 stocks with the #1 ranking on each Stock Selection Date. The Stock Selection Date will be on or about January 1 of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company. Companies which, as of the Stock Selection Date, Value Line has announced will be removed from Value Line’s #1 ranking for TimelinessTM will be removed from the universe of securities from which the Value Line 30 Fund stocks are selected. The 30 companies are chosen on each Stock Selection Date as follows:

•     Starting with the 100 stocks that Value Line® gives its #1 ranking for Timeliness™, the stocks of companies considered to be securities related issuers, and the stocks of companies whose shares are not listed on a U.S. securities exchange are removed from consideration;
•     Next, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 70 stocks with the highest ratio of cash flow per share to stock price are selected;
•     From the selected companies, the Sub-Adviser selects the 30 companies with the highest six-month price appreciation; and
•     The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or more than 10% of the portfolio on each “Stock Selection Date.” These

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund
may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.
securities will be adjusted on a proportional basis to accommodate this constraint.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.  For an explanation of each such risk, see “Additional Information about the Reorganizations – Description of Risk Factors” below.

Risks	JNL 5 Fund	JNL Optimized 5 Fund
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Limited management, trading cost and rebalance risk	X	X
Market risk	X	X
Non-diversification risk	X	X
Small cap investing risk	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without member approval.  The following table compares the fundamental policies of the JNL 5 Fund with those of the JNL Optimized 5 Fund.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund
(1) No Fund may issue senior securities.	Same.
(2)   A Fund will not borrow money, except for temporary or emergency purposes, from banks.  The aggregate amount borrowed shall not exceed 25% of the value of a Fund’s assets.  In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.
Same.
(3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended, when selling portfolio	Same.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL Optimized 5 Fund
securities.
(4) A Fund will not purchase or sell real estate or interests therein.	Same.
(5)   A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
Same.
(6) A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.	Same.
(7) The Fund is not a “diversified company,” as that term is defined in the 1940 Act.	Same.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad measure of market performance.  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

JNL Optimized 5 Fund – Calendar Year Total Returns (Class A)
Best Quarter (ended 06/30/2009)	Worst Quarter (ended 12/31/2008)
22.31%	-26.87%

JNL Optimized 5 Fund – Calendar Year Total Returns (Class B)
Best Quarter (ended 06/30/2009)	Worst Quarter (ended 12/31/2008)
22.20%	-26.87%

JNL 5 Fund – Calendar Year Total Returns (Class A)
Best Quarter (ended 06/30/2009)	Worst Quarter (ended 12/31/2008)
20.27%	-26.89%

JNL 5 Fund – Calendar Year Total Returns (Class B)
Best Quarter (ended 06/30/2009)	Worst Quarter (ended 12/31/2008)
20.61%	-26.97%

JNL Optimized 5 Fund – Average Annual Total Returns as of December 31, 2013
	1 Year	5 Year	Since Inception (May 1, 2006)
JNL Optimized 5 Fund – Class A	32.28%	16.37%	4.64%
JNL Optimized 5Fund – Class B	32.58%	16.61%	4.85%
S&P 500 Index	32.39%	17.94%	6.91%

JNL 5 Fund – Average Annual Total Returns as of December 31, 2013
	1 Year	5 Year	Since Inception (October 4, 2004)
S&P 24 Fund – Class A	31.68%	17.14%	6.92%
S&P 24 Fund – Class B	31.96%	17.40%	7.13%
S&P 500 Index	32.39%	17.94%	7.65%

Capitalization

The following table shows the capitalization of each Fund as of June 30, 2014 and of the JNL 5 Fund on a pro forma combined basis as of June 30, 2014 after giving effect to the proposed Reorganization.  The actual net assets of the JNL Optimized 5 Fund and the JNL 5 Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the Nicholas Fund will be received by shareholders of JNL Optimized 5 Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of JNL 5 Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
JNL Optimized 5 Fund – Class A	$ 464,018,229	$12.23	37,954,146
JNL 5 Fund – Class A	3,522,237,319	12.76	276,057,469
Adjustments	(163,565) (a)		(1,601,900) (b)
Pro forma JNL 5 Fund – Class A (assuming the Reorganization is approved)	3,986,091,983	12.76	312,409,715
JNL Optimized 5 Fund – Class B	1,233,103	12.17	101,303
JNL 5 Fund – Class B	11,112,389	12.80	867,962
Adjustments	(435) (a)		(5,001) (b)
Pro forma JNL 5 Fund – Class B (assuming the Reorganization is approved)	12,345,057	12.80	964,264
(a)
The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by JNAM.  It is currently anticipated that a majority of the JNL Optimized 5 Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the JNL 5 Fund’s investment screens.  The JNL Optimized 5 Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $164,000.  No sales or other charges will be imposed on Contract owners in connection with the Reorganization. Please see “Additional Information about the Reorganization” below for more information.

(b)	The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the JNL Optimized 5 Fund to reflect the exchange of shares of the JNL 5 Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the JNL Optimized 5 Fund by the shareholders of the JNL 5 Fund.  If the Reorganization had taken place on June 30, 2014, the members of the JNL Optimized 5 Fund would have received 36,352,246 and 96,302 Class A and Class B shares, respectively, of the JNL 5 Fund.

After careful consideration, the VF LLC’s Board of Managers unanimously approved the Plan of Reorganization with respect to the JNL Optimized 5 Fund.  Accordingly, the Board has submitted the Plan of Reorganization for approval by the JNL Optimized 5 Fund’s members.  The Board recommends that you vote “FOR” Proposal 1.

*           *           *           *           *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

If members of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares and Class B shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the VF LLC, and the Class A shares and Class B shares of the Acquiring Fund distributed to Class A and Class B members, respectively, of the Acquired Fund in the redemption of the Class A and Class B Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former members of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of each class of Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of each class of Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 24, 2015, or on a later date the VF LLC decides upon (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The members of the Acquired Fund will receive Class A or Class B shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the VF LLC when issued and will have no preemptive or conversion rights.  The Acquiring Fund is a series of the VF LLC.

The VF LLC may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the VF LLC.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The VF LLC reserves the right to create and issue any number of Acquiring Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the particular Fund.  Upon liquidation of the Acquiring Fund, members are entitled to share pro rata in the net assets of such Fund available for distribution to members.

The VF LLC currently offers two classes of shares – Class A and Class B shares.  The VF LLC has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the VF LLC’s Board of Managers held on January 13, 2015, JNAM recommended that the Board of Managers consider and approve the Reorganization.  The Board of Managers requested, and JNAM provided, such information regarding the Reorganization as the Board determined to be necessary to evaluate the Reorganization.  In connection with the Reorganization proposed by JNAM, the Managers, including the Managers who are not “interested persons” (as that term is defined in the 1940 Act) of the VF LLC (“Disinterested Managers”), considered the materials provided by JNAM and discussed the potential benefits to the members of the Acquired Fund under the proposed Reorganization. The Reorganization is part of a restructuring designed to eliminate the duplication of costs and other inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The Reorganization also seeks to increase assets under management in the Acquiring Fund and achieve economies of scale. The objective is to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders, Contract owners and plan participants. In determining whether to approve the Reorganization with respect to the Acquired Fund and the Acquiring Fund, the Managers, including the Disinterested Managers, considered many factors, including:

•
Investment Objectives and Investment Strategies.  The Reorganization will permit the Contract owners with Contract values allocated to the Acquired Fund to continue to invest in a professionally managed fund having a similar investment objective and similar investment strategies to that of the Acquired Fund currently. The JNL Optimized 5 Fund seeks capital appreciation and the JNL 5 Fund seeks total return through capital appreciation and dividend income.  The Funds also have the same fundamental policies and restrictions, and similar investment strategies.

For a full description of key similarities of and differences between the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives, Policies and Strategies”.

•
Operating Expenses.  The proposed Reorganization will result in total annual fund operating expense ratios that are lower than those of the Acquired Fund currently. As set forth above, as of its most recent fiscal year end of December 31, 2013, the Acquired Fund had total annual operating expenses that were higher than the Acquiring Fund.  See “Comparative Fee and Expense Tables.”

•
Larger Asset Base.  The Reorganization would benefit Contract owners and others with beneficial interests in the Acquired Fund by allowing them to invest in a combined Fund with a substantially larger asset base than that of the Acquired Fund currently. As of June 30, 2014, the JNL Optimized 5 Fund had net assets of approximately $465.2 million as compared to net assets of approximately $3,533.3 million for the JNL 5 Fund. See “Capitalization.”  JNAM informed the Managers that because the Acquired Fund does not have good prospects for growth, and thus increasing its size, reorganizing it into the Acquiring Fund appeared to be the best way to offer Contract owners and other investors comparable investment alternatives with sufficient assets to be operated more efficiently than the Acquired Fund. JNAM also informed the Managers that the combined Funds would also realize greater economies of scale and benefit shareholders through lower expenses.

•
Performance.  The Acquired Fund has had slightly better performance than the Acquiring Fund for the 1-year and 5-year returns.  During calendar year 2013 the JNL 5 Fund returned 31.68% and 31.96% for Class A shares and Class B shares, respectively.  By comparison, over the same time frame, the JNL Optimized 5 Fund returned 32.28% and 32.58% for Class A shares and Class B shares, respectively.

•
Investment Adviser, Sub-Advisers and Other Service Providers.  The Acquired Fund will retain the same investment adviser and other service providers under the Reorganizations as it has currently. The investment adviser for the Acquiring Fund, JNAM, is the same as for the Acquired Fund. The sub-adviser for the Acquiring Fund is Mellon Capital, which is also the same sub-adviser for the Acquired Fund.  See “Comparison of Investment Adviser and Sub-Adviser.”  The custodian for the Acquiring Fund, J.P. Morgan Chase Bank, N.A., is the same as for the Acquired Fund and will remain the same immediately after the Reorganization, although the Acquiring Fund may change its custodian in the near future. The transfer agent for the Acquiring Fund, is the same as for the Acquired Fund and will remain the same after the Reorganization. The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.

•
Tax Consequences of Reorganization.  Contract owners are not expected to have adverse tax consequences as a result of the Reorganization.  Although the Reorganization will be a taxable transaction for the Funds, the Reorganization is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Fund that are Separate Accounts, in light of their tax-favored status.

•
Costs of Reorganization.  The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by JNAM.  The Board also considered that JNAM reviewed each Fund’s current portfolio holdings and determined that although some of the JNL Optimized 5 Fund’s holdings are consistent with the investment strategies of the JNL 5 Fund, many of the JNL Optimized 5 Fund’s current holdings do not meet the JNL 5 Fund’s investment screens.  It is currently anticipated that a majority of the JNL Optimized 5 Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the JNL 5 Fund’s investment screens.   The JNL Optimized 5 Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $164,000.  No sales or other charges will be imposed on Contract owners in connection with the Reorganization. Please see “Additional Information about the Reorganization” below for more information.

In summary, in determining whether to recommend approval of the Reorganization, the Board of Managers, including the Disinterested Managers, each separately considered a variety of factors including (1) the terms and conditions of the

Reorganization and whether the Reorganization would result in dilution of members, Contract owners' and plan participants' interests; (2) the compatibility of the Funds' investment objectives, investment strategies and investment restrictions, as well as member services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to members, Contract owners and plan participants of having a larger asset base in the combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the federal tax consequences to Contract owners of the Reorganization; and (8) the costs of the Reorganization. The Board also considered that the Acquired Fund was likely to remain relatively small and encounter continuing difficulties in attracting assets as well as possible alternatives to the Reorganization.

For the reasons described above, the VF LLC’s Board of Managers, including all of its Disinterested Managers, determined that the Reorganization would be in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s Contract owners and other investors would not be diluted as a result of effecting the Reorganization. At the Board meeting held on January 13, 2015, the Board voted unanimously to approve the proposed Reorganization and recommended its approval by Contract owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The Reorganization is not expected to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), but instead will be treated as a taxable sale of assets by the Acquired Fund to the Acquiring Fund.

Contract owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for Federal income tax purposes as a result of the Reorganization.

Contract owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the VF LLC

This section provides information about the VF LLC, the Manager and the Sub-Adviser for the Acquiring Fund.

The VF LLC

The VF LLC is organized as a Delaware limited liability company and is registered with the SEC as an open-end management investment company. Under Delaware law and the VF LLC’s Certificate of Formation and Operating Agreement, the management of the business and affairs of the VF LLC is the responsibility of the Board of Managers of the VF LLC.

The Adviser

Jackson National Asset Management, LLCSM (“JNAM®” or the “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the VF LLC and provides the VF LLC with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of Curian Capital, LLC, the sponsor of investment companies that are in the same group of investment companies as the VF LLC, PPM America, Inc. and Eastspring Investments (Singapore) Limited.

JNAM acts as investment adviser to the VF LLC pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the VF LLC who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the VF LLC, and (ii) the members of the affected Fund or the Board of Managers. It may be terminated at any time upon 60 days notice by the Adviser, the VF LLC, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Adviser and the VF LLC, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Managers, but without the approval of members.  The order allows the Adviser to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Managers, but without member approval.  However, any amendment to an advisory agreement between the Adviser and the VF LLC that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to members for approval.  Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, members in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Managers whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees

As compensation for its services, the Adviser receives a fee from the VF LLC computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee the Adviser receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)
JNL 5 Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	0.34% 0.31% 0.28% 0.27%

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the VF LLC. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Managers of the VF LLC.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Managers of the VF LLC.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser, implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to the Adviser and the Board of Managers of the VF LLC with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

In addition to the investment advisory fee, the Acquiring Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
JNL 5 Fund	All Assets	0.15%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Managers and of independent legal counsel to the disinterested Managers (categorized as “Other Expenses” in the fee tables).

The Sub-Adviser

The Acquiring Fund’s investments are selected by Mellon Capital Management Corporation (“Mellon Capital”), the sub-adviser.  The following table describes the Acquiring Fund’s sub-adviser, portfolio managers and the portfolio managers’ business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the VF LLC’s Statement of Additional Information dated April 28, 2014, as supplemented.

Acquiring Fund	Sub-Adviser & Portfolio Manager	Business Experience
JNL 5 Fund	Mellon Capital 50 Fremont Street, Suite 3900, San Francisco, California 94105 Karen Q. Wong, CFA Richard A. Brown, CFA Thomas Durante, CFA
Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director.  Ms. Wong heads a team of portfolio managers covering domestic and international passive equity funds.  Ms. Wong holds a M.B.A. from San Francisco State University.  Ms. Wong has 15 years of investment experience.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has 18 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (“AIMR”), and the CFA Society of San Francisco.  Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has 31 years of investment experience, and 14 years at Mellon Capital Management.  Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios.  He is responsible for the refinement and implementation of the equity portfolio manager process.  Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for Dreyfus.   Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.  Mr. Durante has been a manager of the Fund since 2010.

Additional Information

Classes of Shares

The VF LLC has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Acquiring Fund has two classes of shares, Class A and Class B.  The Class A shares and Class B shares of the Acquiring Fund represent interests in the same portfolio of securities, and will be substantially the same except for “class expenses.”  The expenses of the

Acquiring Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the members of a particular Class (or Contract owners funded by shares of such Class) materials such as Prospectuses, member reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements

The VF LLC has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The Board of Managers, including all of the Independent Managers, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests.  Jackson National Life Distributors LLC (the “Distributor”), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Financial Intermediaries

Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment.

Investment in VF LLC Shares

Shares of the VF LLC are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their NAV. There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and the Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of the Acquiring Fund may be suspended by the VF LLC’s Board of Managers.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Managers has adopted procedures pursuant to which the Adviser may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the “fair value” of a security shall be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Managers has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Managers of the VF LLC.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund’s NAV may change on days when members are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”).  Accordingly, the VF LLCs procedures for pricing of portfolio securities also authorize the Adviser, subject to verification by the Managers, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV.  When fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in Acquiring Fund that invest all or substantial portions of their assets in foreign securities, thereby seeking to make that Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the VF LLC are credited to the member’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The VF LLC does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term members may be adversely affected by certain short-term trading activity by other Contract owners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term members and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Acquiring Fund is not intended as a vehicle for market timing.  The Board of Managers has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a member from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, members will not be permitted to transfer any value back into that sub-account (and corresponding Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the members or a third party authorized by the member. The Insurance Companies have entered into agreements with the VF LLC to provide upon request certain information on the trading activities of contract owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Managers has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The VF LLC’s “fair value” pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund’s “fair value” pricing policy is described under “Investment in VF LLC Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which the VF LLC and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the VF LLC’s transfer agent.

The VF LLC may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of members.

Tax Status

The Acquiring Fund intends to continue to qualify as a “Regulated Investment Company” under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to members and, therefore, will not be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the JNL Series Trust and Curian Variable Series Trust, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.

The Acquiring Fund is treated as a corporation separate from the VF LLC for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies as a regulated investment company.

Because the members of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans, there are no tax consequences to those members for buying, holding, exchanging and selling shares of the Acquiring Funds.  Distributions from the Acquiring Funds are not taxable to those members.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement requires the Acquiring Fund to be operated in compliance with these diversification requirements.  The sub-adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of the Acquiring Fund and Acquired Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

JNL Variable Fund LLC
Financial Highlights
For a Share Outstanding

			Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(b)
Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)		Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital JNL 5 Fund
Class A
06/30/2014	*	$12.11	$0.20	$0.45	$0.65	$–	$–	$12.76	5.37%		$3,522,238	63%	0.64%	3.36%
12/31/2013		9.43	0.23	2.75	2.98	(0.30)	–	12.11	31.68	(e)	3,586,432	59	0.64	2.11
12/31/2012		8.23	0.25	1.23	1.48	(0.28)	–	9.43	18.04		3,115,051	67	0.64	2.76
12/31/2011		8.70	0.24	(0.42)	(0.18)	(0.29)	–	8.23	(2.07)		3,037,863	64	0.64	2.78
12/31/2010		7.58	0.24	1.05	1.29	(0.17)	–	8.70	17.11		3,545,906	90	0.64	3.11
12/31/2009		6.33	0.15	1.35	1.50	(0.25)	–	7.58	23.74		3,504,852	28	0.64	2.32
Class B
06/30/2014	*	12.14	0.21	0.45	0.66	–	–	12.80	5.44		11,112	63	0.44	3.56
12/31/2013		9.45	0.25	2.76	3.01	(0.32)	–	12.14	31.96	(e)	10,840	59	0.44	2.31
12/31/2012		8.25	0.27	1.23	1.50	(0.30)	–	9.45	18.25		8,868	67	0.44	2.97
12/31/2011		8.72	0.26	(0.42)	(0.16)	(0.31)	–	8.25	(1.85)		7,978	64	0.44	2.98
12/31/2010		7.60	0.26	1.05	1.31	(0.19)	–	8.72	17.27		9,381	90	0.44	3.31
12/31/2009		6.34	0.16	1.37	1.53	(0.27)	–	7.60	24.19		8,863	28	0.44	2.51
JNL/Mellon Capital JNL Optimized 5 Fund
Class A
06/30/2014	*	11.22	0.19	0.82	1.01	–	–	12.23	9.00		464,018	68	0.67	3.39
12/31/2013		8.72	0.22	2.58	2.80	(0.30)	–	11.22	32.28		434,697	65	0.68	2.23
12/31/2012		7.85	0.26	0.86	1.12	(0.25)	–	8.72	14.31		372,864	68	0.68	3.12
12/31/2011		8.89	0.22	(1.09)	(0.87)	(0.17)	–	7.85	(9.84)		356,585	77	0.68	2.46
12/31/2010		7.97	0.17	0.92	1.09	(0.17)	–	8.89	13.67		497,065	95	0.69	2.13
12/31/2009		5.92	0.12	2.11	2.23	(0.18)	–	7.97	37.72		458,245	19	0.70	1.73
Class B
06/30/2014	*	11.16	0.20	0.81	1.01	–	–	12.17	9.05		1,233	68	0.47	3.59
12/31/2013		8.67	0.24	2.57	2.81	(0.32)	–	11.16	32.58		1,202	65	0.48	2.44
12/31/2012		7.81	0.28	0.85	1.13	(0.27)	–	8.67	14.52		1,045	68	0.48	3.33
12/31/2011		8.86	0.23	(1.09)	(0.86)	(0.19)	–	7.81	(9.77)		836	77	0.48	2.68
12/31/2010		7.93	0.19	0.92	1.11	(0.18)	–	8.86	14.04		1,048	95	0.49	2.32
12/31/2009		5.89	0.13	2.11	2.24	(0.20)	–	7.93	38.00		953	19	0.50	1.91

* The information as of June 30, 2014 has not been audited. (a) Calculated using the average shares method.
(b) Annualized for periods less than one year.
(c) Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d) Not annualized for periods of less than one year.
(e)  Total return for the Fund includes class action settlement proceeds.  The return for Class A and Class B, respectively, without the class action settlement proceeds was as follows:  JNL/Mellon Capital JNL 5 Fund - 31.57% and 31.85%.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 9:30 a.m. Eastern Time, on April 2, 2015, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the JNL Optimized 5 Fund into the JNL 5 Fund, and any other business that may properly come before the Meeting.  Only members of the Acquired Fund are entitled to vote on this matter, and approval or disapproval as of the Reorganization contemplated by the Plan of Reorganization will be solicited separately for the Acquired Fund.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on February 6, 2015, as the Record Date for the determination of members entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The Amended and Restated Operating Agreement for the VF LLC, as amended on December 3, 2014 (the "Operating Agreement"), provides that the presence in person or by proxy of members entitled to cast the majority of votes shall constitute a quorum.  Prior to the date upon which the Meeting is to be held, the Board may postpone the Meeting one or more times for any reason by giving notice to each member entitled to vote at the Meeting of the place, date and hour at which the Meeting will be held.  Such notice shall be given not fewer than two (2) days before the date of the Meeting.  The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval.  No member vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

The Operating Agreement further provides that votes may be cast in person or by proxy.  No proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the member or the member’s duly authorized attorney, and dated, but need not be sealed, witnessed or acknowledged.

Required Vote

The Operating Agreement does not confer on members a right to vote on consolidation or termination of a portfolio of the VF LLC. However, SEC rules under the Act require approval by a majority of the outstanding shares of the Acquired Fund where, among other things, a reorganization would result in a change to a fundamental investment policy or a change in investment advisory or sub-advisory contracts.  Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.

Where a vote of the "majority of the outstanding voting securities" of a Fund is required to approve a Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of a Proposal depends upon whether a sufficient number of votes is cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Contract Owner Voting Instructions

The VF LLC is organized as a Delaware limited liability company.  Shares of the VF LLC currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies.  In addition, shares of the VF LLC are sold to certain funds of the JNL Series Trust and Curian Variable Series Trust organized as fund of funds.  Although the Insurance Companies legally own all of the shares of each Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more Funds.

Contract owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  Each Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract owners.  As a result, a small number of Contract owners may determine the outcome of the vote.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  When a Contract owner completes the voting instructions form and sends it to the relevant Insurance Company, the Insurance Company will vote the shares attributable to the Contract of the Contract owner in accordance with the Contract owner's instructions.  If a Contract owner merely signs and returns the form, the Insurance Company will vote those shares in favor of the proposal. If the Contract owner does not return the form, the Insurance Company will vote those shares in the same proportion as shares for which instructions were received from other Contract owners.  The Insurance Companies have fixed the close of business on March 31, 2015 as the last day on which voting instructions will be accepted.

Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from members of the Acquired Fund.  The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the VF LLC, JNAM or officers or employees of the Insurance Companies.

JNAM, as the VF LLC's Administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, New York, New York 11788, to assist in the tabulation of voting instructions.  The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $25,000.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by JNAM.  The VF LLC does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the management of the Trust receives an insufficient number of votes to approve the Proposals, the Meeting may be adjourned to permit the solicitation of additional votes.  Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposals depends upon whether a sufficient number of votes are cast for the Proposals.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation.  Only the Contract owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Members

The Insurance Companies will vote on the Reorganizations as instructed by their Contract owners.  As of February 6, 2015, the Managers and officers of the VF LLC, respectively, as a group, owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the Insurance Companies, certain Funds of the JNL Series Trust and Curian Variable Series Trust organized as fund-of-funds, and certain qualified and nonqualified retirement plans, the Insurance

Companies, through its Separate Accounts which hold shares in the VF LLC as funding vehicles for the Contracts, is the owner of record of substantially all of the shares of the VF LLC.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Funds as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number	Number of Class A	Number of Class B
JNL Optimized 5 Fund

As of February 6, 2015, the following persons beneficially owned more than 5% of the shares of the Acquired Funds indicated below:

*           *           *           *           *

APPENDIX A

Plan Of Reorganization

JNL Variable Fund LLC
JNL/Mellon Capital JNL Optimized 5 Fund
JNL/Mellon Capital JNL 5 Fund

This Plan of Reorganization ("Plan") has been entered into on April 24, 2015, by JNL Variable Fund LLC (the "Fund"), a Delaware limited liability company, on behalf of its JNL/Mellon Capital JNL 5 Fund ("Acquiring Fund") and JNL/Mellon Capital JNL Optimized 5 Fund ("Acquired Fund").
Whereas, the Fund is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and has established several separate series of shares ("funds"), with each fund having its own assets and investment policies; and
Whereas the Fund's Board of Managers, including a majority of the Managers who are not interested persons of the Fund, has determined that the transactions described herein are fair and reasonable, that participation in the transactions described herein is in the best interests of the Acquired Fund, and that the interests of the existing members of both the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions described herein; and
Whereas Article IV, Section 1 of the Fund's Amended and Restated Operating Agreement, adopted December 3, 2014 (the "Operating Agreement"), authorizes the Board of Managers to combine the assets and liabilities held with respect to any two or more funds into assets and liabilities held with respect to a single fund ;
Whereas the Fund's Board of Managers, including a majority of the Managers who are not interested persons of the Fund, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the members of the Acquired Fund;
Now, Therefore, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act:
1.
The Closing Date shall be April 24, 2015, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an "Exchange") is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Managers, accurate appraisal of the value of either the Acquired Fund's or the Acquiring Fund's net assets and/or the net asset value per share of either class of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.	The transaction is expected to be treated as a taxable transaction for federal income tax purposes and accordingly:
a.
the Acquired Fund will recognize gain or loss on the transfer of the assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the liabilities; except to the extent the Acquiring Fund Shares appreciate or depreciate in value in Acquired Fund's hands prior to distribution thereof to the Acquired Fund's members, no gain or loss will be recognized to Acquired Fund on the distribution of Acquiring Fund shares in liquidation of the Acquired Fund; the Acquiring Fund will recognize no gain or loss on its receipt of the assets in exchange solely for Acquiring Fund Shares and its assumption of the related liabilities; the Acquiring Fund's aggregate tax basis in the acquired assets will equal the fair market value of the Acquiring Fund shares exchanged therefor plus the amount of the liabilities assumed by Acquiring Fund, and Acquiring Fund's holding period for the assets will begin on the day after the closing date; an Acquired Fund shareholder will recognize gain or loss on the exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the reorganization transaction; an Acquired Fund shareholder's aggregate basis in the Acquiring Fund shares it receives in the reorganization transaction will equal the fair market value of those shares on the date they are distributed, and its holding period for those Acquiring Fund shares will begin on the day following the date of such distribution; the portion of the distribution of Acquiring Fund shares by Acquired Fund that is properly chargeable to earnings and profits of Acquired Fund will be treated as a dividend for purposes of computing Acquired Fund's dividends paid deduction; and if the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, contract owners whose contract values are determined by investment in shares of the Acquired Fund will not recognize any taxable income, gains or losses as a result of the reorganization transaction.

3.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the Fund shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Fund on behalf of the Acquiring Fund.

4.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

5.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the prospectus of the Fund.

6.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Fund's shares representing the Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Managers.  The Fund's Board of Managers and management of the Fund shall take whatever actions may be necessary under Delaware law and the 1940 Act to effect the termination of the Acquired Fund.

7.
The costs and expenses of this transaction associated with soliciting proxies, including the preparation, filing, printing and mailing of proxy solicitation material and disclosure documents and obtaining a consent from an independent registered public accounting firm, shall be borne by Jackson National Asset Management, LLC.

In Witness Whereof, JNL Variable Fund LLC, on behalf of the JNL/Mellon Capital JNL Optimized 5 Fund and the JNL/Mellon Capital JNL 5 Fund, has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL Variable Fund LLC

By:
Mark D. Nerud, President

Attest:
Daniel W. Koors, Vice President

A-1

APPENDIX B

More Information on Strategies and Risk Factors

JNL/Mellon Capital JNL 5 Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital JNL 5 Fund (“JNL 5 Fund”) is total return through capital appreciation and dividend income.

Principal Investment Strategies.  The JNL 5 Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

•	20% in the DowSM 10 Strategy, a dividend yielding strategy;
•	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy*;
•	20% in the Global 15 Strategy, a dividend yielding strategy;
•	20% in the 25 Strategy, a dividend yielding strategy; and
•	20% in the Select Small-Cap Strategy, a small capitalization strategy*.

Each of these strategies above is the same as the principal investment strategy of the similarly named Fund, which is described elsewhere in this Prospectus.

* The principal investment strategy for the S&P® 10 Strategy and Select Small-Cap Strategy are described below. There are no corresponding Funds using these strategies.

The securities for each strategy are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1 of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.  The JNL 5 Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation

Between the January 1st Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the five specialized strategies in approximately the same proportion that such stocks are then held in the JNL 5 Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the JNL 5 Fund to invest more than 5% of the JNL 5 Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the JNL 5 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.  In addition, certain provisions of the 1940 Act and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.

The S&P® 10 Strategy

Principal Investment Strategies.  The S&P 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

The S&P 10 Strategy is determined as follows:

•	The Sub-Adviser ranks the companies in the S&P 500® Index by market capitalization;
•	The Sub-Adviser selects half of the companies in the S&P 500® Index with the largest market capitalization;
•	From the selected companies, the Sub-Adviser selects the half with the lowest price to sales ratio;
•	From the selected companies, the Sub-Adviser selects the ten common stocks with the greatest one-year price appreciation;
•	The Sub-Adviser allocates approximately equal amounts of the S&P 10 Strategy to the selected ten companies; and
•	The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Companies which, as of the Stock Selection Date, S&P has announced will be removed from the S&P 500® Index will be removed from the universe of securities from which the S&P 10 Fund stocks are selected.

The Select Small-Cap Strategy

Principal Investment Strategies.  Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization (“small cap”) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (“NYSE”) or The Nasdaq Stock Market (“Nasdaq”) on each Stock Selection Date.  The population of securities from which the Strategy’s stocks are selected is limited to stocks within a specific market capitalization range.  The Sub-Adviser will adjust these requirements on each Stock Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

Companies which, as of the Stock Selection Date, will be removed from the NYSE and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select-Small-Cap Strategy stocks are selected.

The Select Small-Cap Strategy consists of a portfolio of 100 companies selected through the following process on each Stock Selection Date:

•
The Sub-Adviser selects all U.S. traded common stocks which trade on the NYSE or Nasdaq (excluding American Depository Receipts, mineral and oil royalty trusts, limited partnerships, limited liability companies, or other companies that share similar tax structures and treatments);

•	From those companies, the Sub-Adviser then selects only those companies which have a market capitalization within the applicable range;
•	From the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;
•	Next, from the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;
•	The Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;
•	From the remaining list, the Sub-Adviser selects the 100 companies with the greatest price appreciation in the last 12 months (highest to lowest);
•	The Select Small-Cap Fund purchases the selected 100 companies, allocating its assets among them in proportion to the relative market capitalization of each company; and
•
The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will removed the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Foreign regulatory risk
•	Foreign securities risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk
•	Small cap investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the JNL 5 Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The JNL 5 Fund may also invest to some degree in money market instruments.

The performance of the JNL 5 Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Currency risk
•	Industry concentration risk
•	Investment strategy risk
•	License termination risk
•	Liquidity risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.

The SAI and the paragraph entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks)” in the “More About the Funds” section of this Prospectus have more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

JNL/Mellon Capital JNL Optimized 5 Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital JNL Optimized 5 Fund (“JNL Optimized 5 Fund”) is capital appreciation.

Principal Investment Strategies.  The JNL Optimized 5 Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

•	25% in the Nasdaq® 25 Strategy*;
•	25% in the Value Line® 30 Strategy*;
•	24% in the European 30 Strategy**;
•	14% in the Global 15 Strategy*; and
•	12% in the 25 Strategy*.

* Each of these strategies above is the same as the principal investment strategy of the similarly named Fund, which is described elsewhere in this Prospectus.

** The principal investment strategy of the European 30 Strategy is described below.

While each of these specialized strategies seeks to provide an above average total return or capital appreciation, each specialized strategy follows a different principal investment strategy.  The allocation is intended to optimize each strategy.

The securities for each strategy are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1 of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.  The JNL Optimized 5 Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the five specialized strategies in approximately the same proportion that such stocks are then held in the JNL Optimized 5 Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the JNL Optimized 5 Fund to invest more than 5% of the JNL Optimized 5 Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the JNL Optimized 5 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.  In addition, certain provisions of the 1940 Act and the Internal Revenue Code of 1986 may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.

The European 30 Strategy

Principal Investment Strategies.  The European 30 Strategy seeks to achieve its objective by investing in the common stock of 30 companies selected from the MSCI Europe Index.  The European 30 Strategy seeks to uncover companies that may be out of favor or undervalued.

As of December 1, 2013, the MSCI Europe Index consists of stocks from the following 15 developed markets: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The population of stocks is divided in to the following country groupings:

1.	United Kingdom;
2.	Austria, Germany, the Netherlands, and Switzerland;
3.	Denmark, Finland, Norway, Sweden; and
4.	Belgium, France, Ireland, Italy, Portugal, and Spain.

The European 30 Strategy is determined as follows:

•
The first screen evaluates the volatility of stocks in the population.  The Sub-Adviser calculates the coefficient of variation of each stock for the prior 90 days.  The coefficient of variation is the standard deviation of a stock’s price.  Stocks with a lower coefficient of variation are considered less volatile.  The 90 stocks with the least volatility as measured by this screen are selected from each country grouping.

•
The second screen evaluates the degree of efficiency of the company’s asset management.  The Sub-Adviser ranks the remaining stocks based on forward-looking return on equity (“FROE”) calculated as the analysts’ (independent analysts’ covering the stock) consensus estimate of each company’s earnings for the next year divided by the company’s equity.  The 60 stocks with the highest FROE are selected from each country grouping.

•
The last screen ranks companies based on a valuation model.   The Sub-Adviser allocates approximately equal amounts of the Fund’s investments to the 30 companies with the best valuation based on the Edward Bell Ohlson (“EBO”) valuation to price ratio.  The number of companies selected from each country grouping is based on the aggregate market capitalization of each country grouping relative to the total market capitalization on the Stock Selection Date. The final selections from each grouping are made from the highest rated stocks based on the EBO valuation to price ratio.

•
The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Companies which, as of the Stock Selection Date, MSCI has announced will be removed from the MSCI Europe Index will be removed from the universe of securities from which the European 30 Strategy stocks are selected.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Foreign regulatory risk
•	Foreign securities risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the JNL Optimized 5 Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The JNL Optimized 5 Fund may also invest to some degree in money market instruments.

The performance of the JNL Optimized 5 Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Currency risk
•	Growth investing risk
•	Industry concentration risk
•	Investment strategy risk
•	License termination risk
•	Liquidity risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.

The SAI and the paragraph entitled “Additional Information About the Principal Investment Strategies, Other Investments and Risks of the JNL/Mellon Capital Funds (Other than Principal Risks)” in the “More About the Funds” section of this Prospectus have more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Glossary of Risks

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments. . In addition, there may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.

Limited management, trading cost and rebalance risk – The Fund’s strategy of investing according to specific, mechanical criteria and applied on a specific date each year may prevent a Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies during the year.  As compared to other mutual funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or economy, experience downturns.  The strategy may also prevent taking advantage of trading opportunities available to other funds.

Market risk– Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the securities markets, such as competitive conditions.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Non-diversification risk – The Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

Small cap investing risk– Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones.  Small cap may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Many small capitalization companies may be in the early stages of development.  Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date of February 6, 2015, to the VF LLC’s knowledge, the following persons owned beneficially or of record 5% or more of the JNL/Mellon Capital JNL Optimized 5 Fund.

Member’s or Contract Owner’s Name/Address	Percent Beneficial Ownership of Shares of the Fund	Percent Beneficial Ownership of Shares of the Combined Fund (assuming the Reorganizations occur)

C-1

STATEMENT OF ADDITIONAL INFORMATION

February 19, 2015

JNL VARIABLE FUND LLC

JNL/Mellon Capital JNL Optimized 5 Fund
(a series of JNL Variable Fund LLC)
 (the “Acquired Fund”)

AND

JNL/Mellon Capital JNL 5 Fund
(a series of JNL Variable Fund LLC)
(the “Acquiring Fund”)

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Mellon Capital JNL Optimized 5 Fund	JNL/Mellon Capital JNL 5 Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”).  This SAI is available to separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to an Acquired Fund and to other members of the Acquired Fund as of February 6, 2015.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)      The Acquiring Fund’s and Acquired Fund’s Statement of Additional Information dated April 28, 2014, as supplemented (File Nos. 333-68105 and 811-09121);

(2)      The Annual Report to Members of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2013 (File Nos. 333-68105 and 811-09121);

(3)      The Semi-Annual Report to Members of the Acquiring Fund and the Acquired Fund for the period ended June 30, 2014 (File Nos. 333-68105 and 811-09121);

This SAI is not a prospectus.  A Proxy Statement and Prospectus dated February 19, 2015, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the VF LLC at 1 Corporate Way, Lansing, Michigan 48951or calling (517) 381-5500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNL/Mellon Capital JNL Optimized 5 Fund merging into JNL/Mellon Capital JNL 5 Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual reports and semi-annual reports of JNL/Mellon Capital JNL Optimized 5 Fund (“JNL Optimized 5 Fund”) and JNL/Mellon Capital JNL 5 Fund (“JNL 5 Fund”) dated December 31, 2013 and June 30, 2014, respectively.  All of the member reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended June 30, 2014 is intended to present supplemental data as if the proposed Reorganization of JNL Optimized 5 Fund (the “Acquired Fund”) into JNL 5 Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of July 1, 2013. The Reorganization is intended to combine the Acquired Fund with a similar fund currently advised by Jackson National Asset Management, LLC (“JNAM” or “Funds Management”). The Acquiring Fund is advised by JNAM and sub-advised by Mellon Capital Management Corporation (“Mellon Capital”).  Subject to member approval, the Reorganization is expected to be effective as of the close of business on April 24, 2015, or on a later date the VF LLC decides upon (the “Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a taxable exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by JNAM.  It is currently anticipated that a majority of the JNL Optimized 5 Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the JNL 5 Fund’s investment screens.  The JNL Optimized 5 Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $164,000.  No sales or other charges will be imposed on Contract owners in connection with the Reorganization. Please see “Additional Information about the Reorganization” for more information.

The Funds currently have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of June 30, 2014, the net assets of the Acquired Fund and the Acquiring Fund were $465,251,332 and $3,533,349,708, respectively. The net assets of the pro forma combined fund as of June 30, 2014 would have been $3,998,437,040 had the Reorganization occurred on that date.  The actual net assets of the Acquired Fund and the Acquiring Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the Acquiring Fund will be received by members of the Acquired Fund on the Closing Date.

On a pro forma basis for the twelve months ended June 30, 2014, the proposed Reorganization would result in an decrease of $88,000 in management fees had the Reorganization occurred on July 1, 2013.  There is no impact to administration fees and other operating expenses had the Reorganization occurred on July 1, 2013. No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The proposed Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. Although the Reorganization will be a taxable transaction for the Funds, the Reorganization is not expected to result in any material adverse federal income tax consequences to the members of the Acquired Fund that are Separate Accounts, in light of their tax-favored status. The aggregate tax basis of the Acquiring Fund shares received by the members of the Acquired Fund will be equal to the fair market value of those shares on the date they are distributed.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of members, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

As of December 31, 2013, the Acquired Fund and the Acquiring Fund had estimated net capital loss carryforwards, which are available to offset future, realized capital gains expiring December 31, 2017:

Short Term Capital Losses
JNL Optimized 5 Fund	$109,148,675
JNL 5 Fund	$1,408,741,190

Under the Regulated Investment Company Modernization Act of 2010, the Acquiring Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

PART C

OTHER INFORMATION

Item 15.  Indemnification

Article VI of the Registrant's Operating Agreement provides the Registrant shall indemnify each current and former member of its Board and each of its officers (including persons who serve at the Registrant 's request as directors, officers or managers of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise and each such current and former Member’s and officer’s and such other person’s heirs, executors and administrators) (each hereinafter referred to as a "Covered Person") against all judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person.

The Registrant shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent permitted by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. The Registrant shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant. The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, managers or employees of the Registrant.

Item 16.  Exhibits

(1)		Certificate of Formation of Registrant, dated October 15, 1998.1

(2)	(a)	Operating Agreement of Registrant, as amended, on August 26, 2014. 10

	(b)	Amended and Restated Operating Agreement of Registrant, dated December 3, 2014, attached hereto.

(3)		Not Applicable

(4)		Plan of Reorganization; filed as Appendix A to the Combined Information Statement and Prospectus set forth as Part A to this Registration Statement on Form N-14.

(5)		Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant’s Amended and Restated Operating Agreement (Exhibit (2)).

(6)	(a)	Jackson National Asset Management, LLC (“JNAM”)

		(i)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.7

		(ii)	Amendment, effective April 29, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.7

		(iii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.8

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.8

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012. 10

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective December 1, 2012.10

	(b)		Mellon Capital Management Corporation (“Mellon Capital”)

		(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.7

		(ii)	Amendment, effective February 20, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.7

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.7

		(iv)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.8

		(v)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.8

		(vi)	Amendment, effective December 17, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.9

		(vii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.10

		(viii)	Amendment, effective September 15, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.10

(7)			Not Applicable

	(d)	(i)	Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC (“JNLD”), executed as of November 30, 2012, effective April 29, 2013.7

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Distribution Agreement between Registrant and JNLD, effective April 29, 2013.8

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Distribution Agreement between Registrant and JNLD, effective April 29, 2013.8

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Distribution Agreement between Registrant and JNLD, effective April 29, 2013.10

		(v)	Amendment, effective September 15, 2014, to Amended and Restated Distribution Agreement between Registrant and JNLD, effective April 29, 2013.10

(8)			Not Applicable.

(9)	(a)	(i)	Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), dated August 12, 2009.2

		(ii)	Settled Securities Class Action Services Addendum dated August 12, 2009, which supplements the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.2

		(iii)	International Proxy Voting Addendum dated August 12, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.2

		(iv)	Mutual Fund Rider dated August 12, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.2

		(v)	Amendment dated September 28, 2009 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.2

		(vi)	Amendment dated May 1, 2010 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.3

		(vii)	Amendment dated October 11, 2010 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.4

		(viii)	Amendment effective April 29, 2011 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.5

		(ix)	Amendment effective August 29, 2011 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.6

		(x)	Amendment effective October 1, 2011 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.6

		(xi)	Amendment effective December 12, 2011 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.6

		(xii)	Amendment dated April 30, 2012 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.6

		(xiii)	Amendment effective August 29, 2012 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.7

		(xiv)	Amendment effective April 29, 2013 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.7

		(xv)	Amendment effective September 16, 2013 to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.8

		(xvi)	Amendment, effective April 28, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.9

		(xvii)	Amendment, effective September 2, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.10

		(xviii)	Amendment, effective September 15, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.10

(10)	(a)	(i)	Rule 12b-1 Plan, dated April 29, 2013.7

		(ii)	Amendment, effective May 30, 2013, to Rule 12b-1 Plan, dated April 29, 2013.8

		(iii)	Amendment, effective September 16, 2013, to Rule 12b-1 Plan, dated April 29, 2013.8

		(iv)	Amendment, effective June 4, 2014, to Rule 12b-1 Plan, dated April 29, 2013.8

		(v)	Amendment, effective September 15, 2014, to Rule 12b-1 Plan, dated April 29, 2013.8

	(b)	(i)	Multiple Class Plan, dated April 29, 2013.7

		(ii)	Amendment, effective September 16, 2013, to Multiple Class Plan, dated April 29, 2013.8

		(iii)	Amendment, effective September 15, 2014, to Multiple Class Plan, dated April 29, 2013.10

(11)			Opinion and Consent of Counsel regarding legality of shares being registered, incorporated by reference to Registrant’s Registration Statement filed on Form N-14, attached hereto.

(12)			Opinion and Consent of Counsel regarding tax matters and consequences to members discussed in the Prospectus/Information Statement, to be filed by amendment.

(13)	(a)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.6

		(ii)	Amendment effective April 29, 2013 to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.7

		(iii)	Amendment effective May 30, 2013 to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.8

		(iv)	Amendment effective September 5, 2013 to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.8

		(v)	Amendment effective September 16, 2013 to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.8

		(vi)	Amendment effective June 4, 2014 to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012, attached hereto.

		(vii)	Amendment effective September 15, 2014 to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012, attached hereto.

	(b)		Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life, dated November 27, 2012.7

(14)			Consent of Independent Registered Public Accounting Firm, attached hereto.

(15)			None.

(16)			Powers of Attorney, dated January 1, 2014.9

(17)			Form of Voting Instructions and Proxy Card, attached hereto.

1
Incorporated by reference to Registrant's initial registration statement on Form N-1A (333-68105; 811-09121) (“Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) on November 30, 1998.

2	Incorporated by reference to Registrant's Post-Effective Amendment No. 22 to Registration Statement filed with the SEC on December 18, 2009.

3	Incorporated by reference to Registrant's Post-Effective Amendment No. 25 to Registration Statement filed with the SEC on April 29, 2010.
4	Incorporated by reference to Registrant's Post-Effective Amendment No. 26 to Registration Statement filed with the SEC on October 8, 2010.
5	Incorporated by reference to Registrant's Post-Effective Amendment No. 27 to Registration Statement filed with the SEC on April 29, 2011.
6	Incorporated by reference to Registrant's Post-Effective Amendment No. 29 to Registration Statement filed with the SEC on April 26, 2012.
7	Incorporated by reference to Registrant's Post-Effective Amendment No. 31 to Registration Statement filed with the SEC on April 26, 2013.
8	Incorporated by reference to Registrant's Post-Effective Amendment No. 33 to Registration Statement filed with the SEC on September 13, 2013.
9	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 to Registration Statement filed with the SEC on April 25, 2014.
10	Incorporated by reference to Registrant's Post-Effective Amendment No. 40 to Registration Statement filed with the SEC on September 12, 2014.

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of Lansing and the State of Michigan on the 16th day of January 2015.

JNL VARIABLE FUND LLC
/s/Susan S. Rhee
Susan S. Rhee
Vice President, Counsel, and Secretary

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/Susan S. Rhee*	January 16, 2015
Michael Bouchard
Manager

/s/Susan S. Rhee*	January 16, 2015
Ellen Carnahan
Manager

/s/Susan S. Rhee*	January 16, 2015
William Crowley
Manager

/s/Susan S. Rhee*	January 16, 2015
Michelle Engler
Manager

/s/Susan S. Rhee*	January 16, 2015
John Gillespie
Manager

/s/Susan S. Rhee*	January 16, 2015
Richard D. McLellan
Manager

/s/Susan S. Rhee*	January 16, 2015
Mark D. Nerud
President and Manager

/s/Susan S. Rhee*	January 16, 2015
Gerard A. M. Oprins
Treasurer and Chief Financial Officer (Principal Financial Officer)

/s/Susan S. Rhee*	January 16, 2015
William R. Rybak
Manager

/s/Susan S. Rhee*	January 16, 2015
Edward Wood
Manager

/s/Susan S. Rhee*	January 16, 2015
Patricia A. Woodworth
Manager

* By Susan S. Rhee, Attorney In Fact

EXHIBIT LIST

Exhibit Number	Exhibit Description
(2)(b)	Amended and Restated Operating Agreement of Registrant, dated December 3, 2014
(11)	Opinion and Consent of Counsel regarding legality of shares being registered
(14)	Consent of Independent Registered Public Accounting Firm

(17)	Form of Voting Instructions and Proxy Card